Exhibit 99.1

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying combined statement of revenue and certain expenses of Trump Place for the year ended December 31, 2004. This combined statement is the responsibility of the management of Trump Place (the “Property”). Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Trump Place for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois
December 15, 2005

TRUMP PLACE

Combined Statements of Revenue and Certain Expenses

	Nine-Month
	Period Ended	Year Ended
	September 30, 2005	December 31, 2004
	(Unaudited)
Rental income	$33,605,000	$39,890,800
Other revenue	1,532,116	2,040,053
Total revenue	35,137,116	41,930,853

Expenses
Operating	6,573,958	8,653,441
Utilities	1,708,867	2,279,375
Repairs and maintenance	927,463	796,489
Real estate taxes	973,840	1,400,730
Insurance	961,316	889,816
Management fee	337,500	412,500
Total expenses	11,482,944	14,432,351
Revenue in excess of certain expenses	$23,654,172	$27,498,502

See accompanying notes.

TRUMP PLACE

Notes to Combined Statements of Revenue and Certain Expenses

1. Basis of Presentation

On November 3, 2005, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) acquired three high-rise apartment towers in New York, New York known as Trump Place.  Due to common ownership and management of the apartment towers, these statements are shown on a combined basis.

The combined statements of revenue and certain expenses relate to the operations of Trump Place and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying combined statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the combined statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the combined statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of Trump Place have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim combined statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the combined statement of revenue and certain expenses for the year ended December 31, 2004. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The apartments are leased under operating leases with terms of generally two years or less. Rental income is recognized as it is earned, which is not materially different than on a straight-line basis.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the combined statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and reported on the statement of revenue and certain expenses within the line item “Operating Expenses”. For the year ended December 31, 2004 and the nine month period ended September 30, 2005, advertising expenses were approximately $464,543 and $170,928, respectively.

TRUMP PLACE

Notes to Combined Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

Property management fees in the amount of $412,500 and $337,500 were charged by a related party during 2004 and the nine month period ended September 30, 2005, respectively.

Pro Forma Condensed Consolidated Balance Sheets

The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheets of Equity Residential and ERP Operating Limited Partnership (collectively, the “Company”) are presented as if Trump Place had been acquired on September 30, 2005.  These Pro Forma Condensed Consolidated Balance Sheets should be read in conjunction with the Pro Forma Condensed Consolidated Statements of Operations for the nine-month period ended September 30, 2005 and for the year ended December 31, 2004 and the historical consolidated financial statements and notes thereto of the Company reported on Forms 10-Q for the nine-month period ended September 30, 2005 and on Forms 10-K for the year ended December 31, 2004, as updated on Forms 8-K dated December 2, 2005.  In management’s opinion, all adjustments necessary to reflect the acquisition of Trump Place have been made.  The following Pro Forma Condensed Consolidated Balance Sheets are not necessarily indicative of what the actual financial position would have been assuming the above transaction had been consummated at September 30, 2005, nor do they purport to represent the future financial position of the Company.

Pro Forma Condensed Consolidated Statements of Operations

The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine-month period ended September 30, 2005 and for the year ended December 31, 2004 of Equity Residential and ERP Operating Limited Partnership (collectively, the “Company”) are presented as if Trump Place had been acquired on January 1, 2004.

These Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the historical consolidated financial statements included in the Company’s previous filings with the Securities and Exchange Commission.

The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been for the nine-month period ended September 30, 2005 or for the year ended December 31, 2004 assuming the above transaction had been consummated on January 1, 2004, nor do they purport to represent the future results of operations of the Company.

EQUITY RESIDENTIAL

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2005

(Amounts in thousands)

(Unaudited)

	HISTORICAL	PRO FORMA	PRO FORMA
	AMOUNTS (A)	ADJUSTMENTS (B)	AMOUNTS
ASSETS
Investment in real estate
Land	$2,283,157	$388,441	$2,671,598
Depreciable property	12,670,716	422,737	13,093,453
Construction in progress (including land)	330,965	—	330,965
Investment in real estate	15,284,838	811,178	16,096,016
Accumulated depreciation	(2,805,552)	—	(2,805,552)
Investment in real estate, net	12,479,286	811,178	13,290,464

Cash and cash equivalents	306,933	—	306,933
Investments in unconsolidated entities	11,390	—	11,390
Rents receivable	940	—	940
Deposits – restricted	305,366	—	305,366
Escrow deposits – mortgage	36,389	—	36,389
Deferred financing costs, net	40,041	—	40,041
Goodwill, net	30,000	—	30,000
Other assets	101,484	—	101,484
Total assets	$13,311,829	$811,178	$14,123,007

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$3,323,932	$—	$3,323,932
Notes, net	3,443,588	—	3,443,588
Lines of credit	—	811,178	811,178
Accounts payable and accrued expenses	124,908	—	124,908
Accrued interest payable	64,201	—	64,201
Rents received in advance and other liabilities	490,894	—	490,894
Security deposits	49,977	—	49,977
Distributions payable	143,572	—	143,572
Total liabilities	7,641,072	811,178	8,452,250

Commitments and contingencies
Total Minority Interests	410,937	—	410,937

Total shareholders’ equity	5,259,820	—	5,259,820
Total liabilities and shareholders’ equity	$13,311,829	$811,178	$14,123,007

See accompanying notes.

EQUITY RESIDENTIAL

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Continued)

SEPTEMBER 30, 2005

(Unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheet

(A)      Represents the consolidated balance sheet of Equity Residential as of September 30, 2005, as contained in the historical unaudited consolidated financial statements and notes thereto filed on Form 10-Q.

(B)        Represents the acquisition of Trump Place for a total purchase price of $808.8 million plus closing costs of $2.4 million. Although this Pro Forma Condensed Consolidated Balance Sheet assumes the acquisition of Trump Place would be financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.

EQUITY RESIDENTIAL

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2005

(Amounts in thousands except per share data)

(Unaudited)

	HISTORICAL	PRO FORMA	PRO FORMA
	AMOUNTS (A)	ADJUSTMENTS (B)	AMOUNTS
REVENUES
Rental income	$1,453,829	$35,137	$1,488,966
Fee and asset management	8,456	—	8,456
Total revenues	1,462,285	35,137	1,497,422

EXPENSES
Property and maintenance	411,187	9,210	420,397
Real estate taxes and insurance	162,711	1,935	164,646
Property management	63,254	338	63,592
Fee and asset management	7,518	—	7,518
Depreciation	378,123	10,939	389,062
General and administrative	45,012	—	45,012

Total expenses	1,067,805	22,422	1,090,227

Operating income	394,480	12,715	407,195
Interest and other income	65,471	—	65,471
Interest:
Expense incurred, net	(281,762)	(21,385)	(303,147)
Amortization of deferred financing costs	(4,996)	—	(4,996)
Income before allocation to Minority Interests, loss from investments in unconsolidated entities, net gain on sales of unconsolidated entities and discontinued operations	173,193	(8,670)	164,523
Allocation to Minority Interests:
Operating Partnership	(43,060)	587	(42,473)
Preference Interests	(6,431)	—	(6,431)
Junior Preference Units	(11)	—	(11)
Partially Owned Properties	672	—	672
Premium on redemption of Preference Interests	(4,134)	—	(4,134)
Loss from investments in unconsolidated entities	(450)	—	(450)
Net gain on sales of unconsolidated entities	124	—	124
Income from continuing operations	119,903	(8,083)	111,820
Preferred distributions	(39,004)	—	(39,004)
Premium on redemption of Preferred Shares	(4,316)	—	(4,316)
Income from continuing operations available to Common Shares	$76,583	$(8,083)	$68,500

Earnings per share - basic:
Income from continuing operations available to Common Shares	$0.39	$(0.03)	$0.36
Weighted average Common Shares outstanding	285,331	285,331	285,331

Earnings per share - diluted:
Income from continuing operations available to Common Shares	$0.39	$(0.03)	$0.36
Weighted average Common Shares outstanding	310,211	310,211	310,211

See accompanying notes.

EQUITY RESIDENTIAL

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004

(Amounts in thousands except per share data)

(Unaudited)

	HISTORICAL	PRO FORMA	PRO FORMA
	AMOUNTS (A)	ADJUSTMENTS (C)	AMOUNTS
REVENUES
Rental income	$1,774,509	$41,931	$1,816,440
Fee and asset management	11,796	—	11,796
Total revenues	1,786,305	41,931	1,828,236

EXPENSES
Property and maintenance	486,298	11,729	498,027
Real estate taxes and insurance	209,207	2,291	211,498
Property management	76,823	412	77,235
Fee and asset management	8,777	—	8,777
Depreciation	453,931	22,429	476,360
General and administrative	50,013	—	50,013
Total expenses	1,285,049	36,861	1,321,910

Operating income	501,256	5,070	506,326
Interest and other income	8,958	—	8,958
Interest:
Expense incurred, net	(328,538)	(13,995)	(342,533)
Amortization of deferred financing costs	(6,072)	—	(6,072)

Income before allocation to Minority Interests, loss from investments in unconsolidated entities, net gain on sales of unconsolidated entities and discontinued operations	175,604	(8,925)	166,679
Allocation to Minority Interests:
Operating Partnership	(31,228)	620	(30,608)
Preference Interests	(19,420)	—	(19,420)
Junior Preference Units	(70)	—	(70)
Partially Owned Properties	1,787	—	1,787
Premium on redemption of Preference Interests	(1,117)	—	(1,117)
Loss from investments in unconsolidated entities	(7,325)	—	(7,325)
Net gain on sales of unconsolidated entities	4,593	—	4,593
Income from continuing operations	122,824	(8,305)	114,519
Preferred distributions	(53,746)	—	(53,746)
Income from continuing operations available to Common Shares	$69,078	$(8,305)	$60,773

Earnings per share - basic:
Income from continuing operations available to Common Shares	$0.33	$(0.03)	$0.30
Weighted average Common Shares outstanding	279,744	279,744	279,744

Earnings per share - diluted:
Income from continuing operations available to Common Shares	$0.33	$(0.03)	$0.30
Weighted average Common Shares outstanding	303,871	303,871	303,871

See accompanying notes.

EQUITY RESIDENTIAL

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Continued)

NINE MONTHS ENDED SEPTEMBER 30, 2005

YEAR ENDED DECEMBER 31, 2004

(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations

(A)           Represents the historical consolidated statements of operations of Equity Residential as contained in the historical consolidated financial statements included in previous filings with the Securities and Exchange Commission.

(B)             Represents the pro forma revenues and expenses for the nine months ended September 30, 2005 attributable to the acquisition of Trump Place as if the acquisition had occurred on January 1, 2004.  Interest expense incurred of $21.4 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 3.515%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Trump Place would be financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $10.9 million relates to the aggregate purchase price of $811.2 million less a preliminary allocation to land of $388.4 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/05
Asset	Basis	Depreciable Life	Expense
Building	$410,654	30 Years	$10,267
F,F&E	3,995	5 Years	599
In-Place Leases – Residential	7,844	9 Months	—
In-Place Leases – Retail	244	30 Months	73

Total	$422,737		$10,939

(C)             Represents the pro forma revenues and expenses for the year ended December 31, 2004 attributable to the acquisition of Trump Place as if the acquisition had occurred on January 1, 2004.  Interest expense incurred of $14.0 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 1.7253%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Trump Place would be financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $22.4 million relates to the aggregate purchase price of $811.2 million less a preliminary allocation to land of $388.4 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year
		Weighted Average	Ended 12/31/04
Asset	Basis	Depreciable Life	Expense
Building	$410,654	30 Years	$13,688
F,F&E	3,995	5 Years	799
In-Place Leases – Residential	7,844	9 Months	7,844
In-Place Leases – Retail	244	30 Months	98

Total	$422,737		$22,429

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2005

(Amounts in thousands)

(Unaudited)

	HISTORICAL	PRO FORMA	PRO FORMA
	AMOUNTS (A)	ADJUSTMENTS (B)	AMOUNTS
ASSETS
Investment in real estate
Land	$2,283,157	$388,441	$2,671,598
Depreciable property	12,670,716	422,737	13,093,453
Construction in progress (including land)	330,965	—	330,965
Investment in real estate	15,284,838	811,178	16,096,016
Accumulated depreciation	(2,805,552)	—	(2,805,552)
Investment in real estate, net	12,479,286	811,178	13,290,464

Cash and cash equivalents	306,933	—	306,933
Investments in unconsolidated entities	11,390	—	11,390
Rents receivable	940	—	940
Deposits – restricted	305,366	—	305,366
Escrow deposits – mortgage	36,389	—	36,389
Deferred financing costs, net	40,041	—	40,041
Goodwill, net	30,000	—	30,000
Other assets	101,484	—	101,484
Total assets	$13,311,829	$811,178	$14,123,007

LIABILITIES AND PARTNERS’ CAPITAL
Liabilities:
Mortgage notes payable	$3,323,932	$—	$3,323,932
Notes, net	3,443,588	—	3,443,588
Lines of credit	—	811,178	811,178
Accounts payable and accrued expenses	124,908	—	124,908
Accrued interest payable	64,201	—	64,201
Rents received in advance and other liabilities	490,894	—	490,894
Security deposits	49,977	—	49,977
Distributions payable	143,572	—	143,572
Total liabilities	7,641,072	811,178	8,452,250

Commitments and contingencies
Total Minority Interests	10,716	—	10,716
Total partners’ capital	5,660,041	—	5,660,041
Total liabilities and partners’ capital	$13,311,829	$811,178	$14,123,007

See accompanying notes.

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Continued)

SEPTEMBER 30, 2005

(Unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheet

(A)           Represents the consolidated balance sheet of ERP Operating Limited Partnership as of September 30, 2005, as contained in the unaudited historical consolidated financial statements and notes thereto filed on Form 10-Q.

(B)             Represents the acquisition of Trump Place for a total purchase price of $808.8 million plus closing costs of $2.4 million.  Although this Pro Forma Condensed Consolidated Balance Sheet assumes the acquisition of Trump Place would be financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2005

(Amounts in thousands except per OP Unit data)

(Unaudited)

	HISTORICAL	PRO FORMA	PRO FORMA
	AMOUNTS (A)	ADJUSTMENTS (B)	AMOUNTS
REVENUES
Rental income	$1,453,829	$35,137	$1,488,966
Fee and asset management	8,456	—	8,456

Total revenues	1,462,285	35,137	1,497,422

EXPENSES
Property and maintenance	411,187	9,210	420,397
Real estate taxes and insurance	162,711	1,935	164,646
Property management	63,254	338	63,592
Fee and asset management	7,518	—	7,518
Depreciation	378,123	10,939	389,062
General and administrative	45,012	—	45,012

Total expenses	1,067,805	22,422	1,090,227

Operating income	394,480	12,715	407,195
Interest and other income	65,471	—	65,471
Interest:
Expense incurred, net	(281,762)	(21,385)	(303,147)
Amortization of deferred financing costs	(4,996)	—	(4,996)
Income before allocation to Minority Interests, loss from investments in unconsolidated entities, net gain on sales of unconsolidated entities and discontinued operations	173,193	(8,670)	164,523
Allocation to Minority Interests – Partially Owned Properties	672	—	672
Loss from investments in unconsolidated entities	(450)	—	(450)
Net gain on sales of unconsolidated entities	124	—	124
Income from continuing operations	$173,539	$(8,670)	$164,869

ALLOCATION OF INCOME FROM CONTINUING OPERATIONS:
Preference Units	$39,004	$—	$39,004
Preference Interests	$6,431	$—	$6,431
Junior Preference Interests	$11	$—	$11
Premium on redemption of Preference Units	$4,316	$—	$4,316
Premium on redemption of Preference Interests	$4,134	$—	$4,134
Income from continuing operations available to OP Units	$119,643	$(8,670)	$110,973

Earnings per OP Unit - basic:
Income from continuing operations available to OP Units	$0.39	$(0.03)	$0.36
Weighted average OP Units outstanding	306,171	306,171	306,171

Earnings per OP Unit - diluted:
Income from continuing operations available to OP Units	$0.39	$(0.03)	$0.36
Weighted average OP Units outstanding	310,211	310,211	310,211

See accompanying notes.

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004

(Amounts in thousands except per OP Unit data)

(Unaudited)

	HISTORICAL	PRO FORMA	PRO FORMA
	AMOUNTS (A)	ADJUSTMENTS (C)	AMOUNTS
REVENUES
Rental income	$1,774,509	$41,931	$1,816,440
Fee and asset management	11,796	—	11,796
Total revenues	1,786,305	41,931	1,828,236

EXPENSES
Property and maintenance	486,298	11,729	498,027
Real estate taxes and insurance	209,207	2,291	211,498
Property management	76,823	412	77,235
Fee and asset management	8,777	—	8,777
Depreciation	453,931	22,429	476,360
General and administrative	50,013	—	50,013
Total expenses	1,285,049	36,861	1,321,910

Operating income	501,256	5,070	506,326
Interest and other income	8,958	—	8,958
Interest:
Expense incurred, net	(328,538)	(13,995)	(342,533)
Amortization of deferred financing costs	(6,072)	—	(6,072)

Income before allocation to Minority Interests, loss from investments in unconsolidated entities, net gain on sales of unconsolidated entities and discontinued operations	175,604	(8,925)	166,679
Allocation to Minority Interests – Partially Owned Properties	1,787	—	1,787
Loss from investments in unconsolidated entities	(7,325)	—	(7,325)
Net gain on sales of unconsolidated entities	4,593	—	4,593
Income from continuing operations	$174,659	$(8,925)	$165,734

ALLOCATION OF INCOME FROM CONTINUING OPERATIONS:
Preference Units	$53,746	$—	$53,746
Preference Interests	$19,420	$—	$19,420
Junior Preference Interests	$70	$—	$70
Premium on redemption of Preference Units	$—	$—	$—
Premium on redemption of Preference Interests	$1,117	$—	$1,117
Income from continuing operations available to OP Units	$100,306	$(8,925)	$91,381

Earnings per OP Unit - basic:
Income from continuing operations available to OP Units	$0.33	$(0.03)	$0.30
Weighted average OP Units outstanding	300,683	300,683	300,683

Earnings per OP Unit - diluted:
Income from continuing operations available to OP Units	$0.33	$(0.03)	$0.30
Weighted average OP Units outstanding	303,871	303,871	303,871

See accompanying notes.

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Continued)

NINE MONTHS ENDED SEPTEMBER 30, 2005

YEAR ENDED DECEMBER 31, 2004

(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations

(A)           Represents the historical consolidated statements of operations of ERP Operating Limited Partnership as contained in the historical consolidated financial statements included in previous filings with the Securities and Exchange Commission.

(B)             Represents the pro forma revenues and expenses for the nine months ended September 30, 2005 attributable to the acquisition of Trump Place as if the acquisition had occurred on January 1, 2004.  Interest expense incurred of $21.4 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 3.515%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Trump Place would be financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $10.9 million relates to the aggregate purchase price of $811.2 million less a preliminary allocation to land of $388.4 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/05
Asset	Basis	Depreciable Life	Expense
Building	$410,654	30 Years	$10,267
F,F&E	3,995	5 Years	599
In-Place Leases – Residential	7,844	9 Months	—
In-Place Leases – Retail	244	30 Months	73

Total	$422,737		$10,939

(C)             Represents the pro forma revenues and expenses for the year ended December 31, 2004 attributable to the acquisition of Trump Place as if the acquisition had occurred on January 1, 2004.  Interest expense incurred of $14.0 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 1.7253%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Trump Place would be financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $22.4 million relates to the aggregate purchase price of $811.2 million less a preliminary allocation to land of $388.4 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year
		Weighted Average	Ended 12/31/04
Asset	Basis	Depreciable Life	Expense
Building	$410,654	30 Years	$13,688
F,F&E	3,995	5 Years	799
In-Place Leases – Residential	7,844	9 Months	7,844
In-Place Leases – Retail	244	30 Months	98

Total	$422,737		$22,429